UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2025

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Expansion of the Board and Appointment of New Directors

On February 12, 2025, upon the recommendation of the Governance and Nominating Committee, the Board of Directors (the “Board”) of Riot Platforms, Inc. (the “Company”) expanded to six members and appointed each of Jaime Leverton, Douglas Mouton, and Michael Turner as director of the Company. Ms. Leverton and Mr. Mouton will serve as a Class I directors with terms expiring at the 2025 annual general meeting of the Company’s stockholders (the “AGM”), and Mr. Turner will serve as a Class II director with a term expiring at the 2026 AGM. None of Ms. Leverton, Mr. Mouton, or Mr. Turner have been appointed to serve on any Board committee at this time.

The Board has determined that each of Ms. Leverton, Mr. Mouton, and Mr. Turner is independent under the NASDAQ listing standards and applicable U.S. Securities and Exchange Commission (the “SEC”) rules and regulations, as well as under the Company’s Corporate Governance Guidelines, and that each of Ms. Leverton, Mr. Mouton, and Mr. Turner meet the qualifications for membership on the Board committees on which they will respectively serve.

Ms. Leverton, Mr. Mouton, and Mr. Turner will each participate in the non-employee director compensation arrangements generally applicable to all non-employee directors, as described in the Company’s definitive proxy statement filed with the SEC on April 29, 2024. Under the terms of those arrangements as currently in effect, they will each receive, among other things: (i) an annual cash retainer of $100,000 for service on the Board, and (ii) an initial grant of the Company’s restricted shares of 24,000 shares. Their initial annual cash retainers and annual restricted stock grants will be prorated to reflect service on the Board of less than a full year.

In connection with their appointment, the Company and each of Ms. Leverton, Mr. Mouton, and Mr. Turner, individually, will enter into an Indemnification Agreement, the form of which was filed with the SEC on June 18, 2024, as Exhibit 10.1 to the Company’s Current Report on Form 8-K.

There are no arrangements or understandings between Ms. Leverton, Mr. Mouton, or Mr. Turner and the Company, pursuant to which they were selected as a director. None of Ms. Leverton, Mr. Mouton, or Mr. Turner have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Director Departure

On February 12, 2025, Hannah Cho and Hubert Marleau each announced that they will retire from their positions as members of the Board and from all committees, effective immediately. Ms. Cho and Mr. Marleau did not retire due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Board thanks Ms. Cho and Mr. Marleau for their service and contributions as a directors.

Item 8.01 – Other Events.

On February 12, 2025, the Company issued a press release announcing the retirement of Ms. Cho and Mr. Marleau and the appointment of Ms. Leverton, Mr. Mouton, and Mr. Turner. Additionally, the Company provided an update on the status of its evaluation of the feasibility of developing its remaining power capacity at its facility in Navarro County, Texas (the “Corsicana Facility”), for artificial intelligence (“AI”)/high-performance computing (“HPC”) uses.

The forgoing summary of the press release is not intended to be complete and is qualified entirely by reference to the full text of the press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements rely on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities

Exchange Act of 1934, as amended. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” similar expressions and their negatives are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements relating to the Company’s development at its Corsicana Facility and the Company’s plans, projections, objectives, expectations, and intentions about future events and trends that it believes may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation: risks related to the Company’s growth, the anticipated demand for AI/HPC uses, the feasibility of developing the Company’s power capacity for AI/HPC uses, competition in the markets in which the Company operates, market growth, the Company’s ability to innovate and expand into new markets, the Company’s ability to realize benefits from its implementation of new strategies into its business, estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the development of our mining facilities in Texas, Kentucky and elsewhere; our expected schedule of new miner deliveries; our access to electrical power; the impact of weather events on our operations and results; our ability to successfully deploy new miners; the variance in our mining pool rewards may negatively impact our results of Bitcoin production; our megawatt capacity under development; risks related to the Company’s inability to realize the anticipated benefits from immersion cooling; the inability to integrate acquired businesses successfully, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; or the failure of the Company to otherwise realize anticipated efficiencies and strategic and financial benefits from our business strategies. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this press release may be found in the Company’s filings with the SEC, including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this press release are made only as of the date of this press release, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this press release are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated February 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: February 13, 2025